                                    Exhibit L

                         COMMON STOCK PURCHASE AGREEMENT

                  THIS COMMON STOCK PURCHASE AGREEMENT ("Agreement") is made as of February 13, 2001 by and among (i) FIRST SOUTHERN BANCORP, INC., a Kentucky corporation (the "PURCHASER"), (ii) each of the individuals and entities identified on SCHEDULE I and SCHEDULE II attached hereto (each a "SELLER" and collectively, the "SELLERS"), and (iii) LARRY E. RYHERD, an individual (the "SELLERS' AGENT"). This Agreement is also joined in by the persons identified on
SCHEDULE III attached hereto who are the beneficiaries of certain trusts or similar arrangements that hold Shares (as defined below) that are being sold by certain Sellers pursuant hereto (each a "BENEFICIARY" and collectively, the "BENEFICIARIES").

                                    RECITALS

                  Each Seller desires to sell, and the Purchaser desires to purchase, the number of shares of common stock of United Trust Group, Inc., an Illinois corporation ("UTG") (the "SHARES") owned by such Seller as set forth on
SCHEDULE I and/or SCHEDULE II attached hereto, for the consideration and on the terms set forth in this Agreement.

                                    AGREEMENT

                  The parties, intending to be legally bound, agree as follows:

1.       SALE AND TRANSFER OF SHARES; CLOSING; SELLERS' AGENT

         (a) SHARES. Subject to the terms and conditions of this Agreement, at the Closing, each Seller will sell and transfer the number of Shares set forth opposite such Seller's name on SCHEDULE I and/or SCHEDULE II attached hereto, and the Purchaser will purchase such Shares from such Seller.

         (b) PURCHASE PRICE. The purchase price per Share for the Shares listed on SCHEDULE I and SCHEDULE II attached hereto will be $8.00 ("PURCHASE PRICE") (in the total aggregate amounts set forth respectively on SCHEDULE I and SCHEDULE II attached hereto) and will be payable as follows:

             (1) with respect to the Shares listed on SCHEDULE I attached hereto:


                 [A] $881,874 to the Sellers' Agent by check or money order payable to the Sellers' Agent, which amount represents approximately 20% of the aggregate Purchase Price to be paid by the Purchaser for all of the Shares listed on SCHEDULE I attached hereto and being purchased hereunder; and

                 [B] a Note, substantially in the form attached hereto as EXHIBIT A (the "NOTE"), payable to the Sellers' Agent in the face principal amount of $3,527,494, which amount represents the remaining 80% of the aggregate Purchase Price to be paid by the Purchaser for all of the Shares listed on SCHEDULE I attached hereto and being purchased hereunder.

             (2) with respect to the Shares listed on SCHEDULE II attached hereto, by check or money order made payable to each Seller listed on
         SCHEDULE II attached hereto in an amount equal to the amount obtained by multiplying the number of Shares set forth opposite such Seller's name on SCHEDULE II attached hereto by the Purchase Price.

         (c) SELLERS' AGENT. Each of the Sellers individually, and all of the Sellers collectively, constitute and appoint the Sellers' Agent and his successor as their agent and attorney-in-fact, for and on behalf of each of them as Sellers, (a) to execute and deliver this Agreement as the Sellers' Agent, (b) to perform all acts which, by the provisions of this Agreement, are to be performed by the Sellers' Agent, (c) to receive for the benefit of the Sellers payment from the Purchaser of the Purchase Price for the Shares being purchased hereunder (including any payments of principal and interest on the Note and any Note(s) issued in replacement thereof) as described in this Section 1, and (d) generally to act for and on behalf of the Sellers and each of them in all matters connected herewith, with the same force and effect as though such act had be taken by them, or any of them, personally.

             The Purchaser shall be entitled to rely, and be protected in acting or restraining from acting upon, any instrument furnished to the Purchaser by the Sellers' Agent. Specifically but without limitation, the Purchaser shall be entitled to deliver and make payments (including payments under the Note or any replacement thereof) of the Purchase Price for the Shares being purchased hereunder to the Sellers' Agent in accordance with the terms of this Agreement and of the Note and shall be protected from any claim, charge, action, suit or other proceeding by any of the Sellers or any of the Beneficiaries in connection therewith for so long as the Purchaser continues to make payments of the Purchase Price to the Sellers' Agent under this Agreement and the Note (or any replacement thereof) when and as due in accordance with the terms hereof and thereof or until modified in accordance with Section 4(c) of this Agreement.

         (d) CLOSING; CLOSING CONDITIONS. The closing of the purchase and sale (the "CLOSING") provided for in this Agreement will take place at a time and place agreed upon by the parties which time shall be as soon as practicable after the satisfaction of the conditions to the Closing set forth in this
Section 1(d) but not later than ten (10) days from the date of such satisfaction (the "CLOSING DATE"). The Closing shall not occur unless (i) the Purchaser receives all approvals or clearances from any applicable governmental body that the Purchaser deems necessary or appropriate in connection with the transactions contemplated by this Agreement and (ii) the closing of the transactions contemplated by that certain Common Stock Purchase Agreement dated as of February 13, 2001 among the Purchaser, James E. Melville and certain others named therein will occur simultaneously with the Closing contemplated under this Agreement. The Purchaser will use its best efforts to obtain any government approvals and clearances it deems necessary or appropriate in connection with the transactions contemplated by this Agreement.

         (e) CLOSING OBLIGATIONS. At the Closing, each Seller will deliver to the Purchaser certificate(s) representing the number of Shares set forth opposite such Seller's name on SCHEDULE I and/or SCHEDULE II attached hereto, as applicable, duly endorsed (or accompanied by duly executed stock power(s)) for transfer to the Purchaser.

             At  the  Closing, the Purchaser will  deliver to the Sellers' Agent
(i) the payment of the portion of the aggregate Purchase Price for the Shares listed on SCHEDULE I attached hereto as set forth in Section 1(b)(1)[A] hereof,
(ii) the Note duly executed on behalf of the Purchaser as described in Section 1(b)(1)[B] hereof, and (iii) the checks or money orders for the Purchase Price for the Shares listed on SCHEDULE II attached hereto as set forth in Section 1(b)(2) hereof. If the Purchaser receives from the Sellers' Agent written instructions at least five (5) days prior to the Closing Date to send payment for the portion of the aggregate Purchase Price for the Shares listed on
SCHEDULE I attached hereto as described in Section 1(b)(1)[A] hereof by wire transfer to one account with appropriate account information, the Purchaser shall make such payment in immediately available funds to such account on the Closing Date.

2. REPRESENTATIONS AND WARRANTIES OF SELLER. Each Seller represents and warrants to the Purchaser as follows:

         (a) BINDING OBLIGATION; INVESTMENT INTENT. This Agreement constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms. The Note(s) being acquired pursuant hereto by or on behalf of such Seller, if applicable to such Seller, is being acquired by such Seller with investment intent and not with a view towards resale or distribution.

         (b) GOOD TITLE, NO ENCUMBRANCES. Such Seller is and will be on the Closing Date the record and beneficial owner and holder of the Shares set forth opposite such Seller's name on SCHEDULE I and/or SCHEDULE II attached hereto as applicable (except as otherwise indicated on such SCHEDULES, e.g., if the Shares are held in the street name of the nominee of the record or beneficial owner or if the record or beneficial owner differ, such items shall also be designated on
SCHEDULE I and/or SCHEDULE II attached hereto as applicable), free and clear of any and all Encumbrances. Such Seller has and will have on the Closing Date full authority and power to transfer such Shares to the Purchaser in accordance with the terms and conditions of this Agreement. "Encumbrances" shall mean any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, proxy or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

         (c) BROKERS OR FINDERS. Each Seller and his, her or its agents and representatives have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and the transactions contemplated hereby and will indemnify and hold the Purchaser harmless from any such payment alleged to be due by or through such Seller as a result of the actions of such Seller or his, her or its agents and representatives.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to each Seller as follows:

         (a) ORGANIZATION AND GOOD STANDING. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky.

         (b) BINDING OBLIGATION. This Agreement and the Note constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms.

         (c) BROKERS OR FINDERS. The Purchaser has incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and the transactions contemplated hereby and will indemnify and hold each Seller harmless from any such payment alleged to be due by or through the Purchaser as a result of the actions of the Purchaser.

4.       GENERAL PROVISIONS.

         (a) PARTIES IN INTEREST; ASSIGNMENT. Except as otherwise provided herein, all covenants and agreements contained in this Agreement by or on behalf of any party to this Agreement shall bind and inure to the benefit of their respective heirs, executors, successors and assigns, whether so expressed or not. Except as expressly provided otherwise herein, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement is not assignable and any purported assignment shall be null and void; PROVIDED, HOWEVER, that, in the event the Purchaser is unable to obtain the governmental or regulatory approvals and clearances necessary or appropriate for the Purchaser to purchase the Shares or otherwise perform its obligations hereunder, then, prior to the Closing, this Agreement, including the Purchaser's rights and obligations hereunder as well as under the Note (or any replacements thereof), may be assigned by the Purchaser to (i) UTG or First Southern Funding, LLC without the consent of any of the parties hereto or (ii) any other affiliate of the Purchaser with the consent of all of the parties hereto which consent shall not be unreasonably withheld.

         (b) CONSTRUCTION; GOVERNING LAW. The section headings contained in this Agreement are inserted as a matter of convenience and shall not affect in any way the construction of the terms of this Agreement. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois, without regard to the principles of conflicts of laws thereof.

         (c) ENTIRE AGREEMENT; AMENDMENT AND WAIVER; SUBSTITUITION OF NOTE. This Agreement and the Schedules and Exhibit hereto, constitutes and contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes any prior writing by the parties.

             The parties hereto agree that at any time while there remains an outstanding principal balance on the Note, the Sellers listed on SCHEDULE I attached hereto may request (as evidenced by a written instrument to that effect signed by all such Sellers) that the Note issued to the Sellers' Agent pursuant to this Agreement be canceled and replaced by notes (substantially similar in form to the Note except as otherwise indicated below) issued and made payable to each such Seller for their pro rata portion (which shall be indicated in the written instrument delivered by such Sellers to the Purchaser) of the then unpaid principal amount of and accrued and unpaid interest on the Note. Payment under any such notes will be made by check or money order directly to each such Seller as such Seller directs the Purchaser in writing.

         (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

         (e) EXPENSES. Every party hereto shall pay his, her or its respective legal and out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby.

         (f) TIME OF ESSENCE. Time is of the essence to the performance of the obligations set forth in this Agreement.

(g) SELLERS' RELEASE. Each Seller, on behalf of him, her or itself and each of his, her or its affiliates (including without limitation each Beneficiary), effective at the Closing Date, hereby releases and forever discharges the Purchaser, and its respective individual, joint or mutual, past, present and future representatives, affiliates, stockholders, controlling persons, subsidiaries, successors and assigns (individually, a "RELEASEE" and collectively, "RELEASEES") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which such Seller or any of his, her or its respective affiliates now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Closing Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing Date. This release shall not apply with respect to (i) any claims arising under this Agreement or the Note (or any replacements thereof), and (ii) with respect solely to Larry E. Ryherd, (a) any claims arising under that certain Employment Agreement, dated July 31, 1997, between Mr. Ryherd and First Commonwealth Corporation (the "RYHERD EMPLOYMENT AGREEMENT"), (b) any claims for payment pursuant to annuity contracts or life insurance policies between Mr. Ryherd and UTG or any of its affiliates (the "Insurance Contracts"), and (c) any rights to indemnification or reimbursement from the Purchaser or any other Releasee that Mr. Ryherd might have based on his capacity as an officer or director of any of the same, whether pursuant to their respective organizational documents, contract or otherwise.

         (h) PURCHASER'S RELEASE. The Purchaser, on behalf of itself and each of its subsidiaries and affiliates, effective at the Closing Date, hereby releases and forever discharges each Seller, and his, her or its respective individual, joint or mutual, past, present and future representatives, affiliates, beneficiaries, controlling persons, successors and assigns (individually, a "SELLER RELEASEE" and collectively, "SELLER RELEASEES") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both in law and in equity, which the Purchaser or any of its respective affiliates and subsidiaries now has, have ever had or may hereafter have against the respective Seller Releasees arising contemporaneously with or prior to the Closing Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing Date. This release shall not apply with respect to (i) any claims arising under this Agreement or the Note (or any replacements thereof), and (ii) with respect solely to Mr. Ryherd, any claims under the Ryherd Employment Agreement or any of the Insurance Contracts.

         (i) NON-DISPARAGEMENT. Each Seller hereby agrees that he, she or it will not, directly or indirectly, publicly or privately, disparage the Purchaser, UTG or any of their subsidiaries or affiliates. A statement made under oath in response to valid subpoena or during a proceeding before a court or government agency shall not be deemed a violation of this Section 4(i).

         (j) BENEFICIARY CONSENT. Each Beneficiary joins in this Agreement for purposes of acknowledging and giving such Beneficiary's consent to this Agreement and the transactions contemplated hereby. Each party to this Agreement who but for being, and having executed this Agreement as, a Seller would have been a Beneficiary under this Agreement by virtue of being the beneficiary of one or more other Sellers under this Agreement, by his or her execution of this Agreement as a Seller also acknowledges and gives his or her consent to this Agreement in his or her capacity as a beneficiary of such other Seller(s) under this Agreement.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                          "THE PURCHASER"

                                           FIRST SOUTHERN BANCORP, INC.


                                           By:/S/ JESS CORRELL

                                           Its: PRESIDENT

[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ LARRY E. RYHERD
                                     LARRY E. RYHERD


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                   "SELLER"

                                    /S/ DOROTHY L. RYHERD
                                    DOROTHY L. RYHERD


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                   "SELLER"

                                    /S/ SHARI LYNNETTE SERR
                                    SHARI LYNNETTE SERR



[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ JARAD JOHN RYHERD
                                     JARAD JOHN RYHERD


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ DEREK SCOTT RYHERD
                                     DEREK SCOTT RYHERD

[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ DOROTHY L. RYHERD
                                     DOROTHY L. RYHERD, Custodian for Casey
                                      Jaye Serr UGMA IL


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ LARRY E. RYHERD
                                     LARRY E. RHYERD, Custodian for Casey
                                      Jaye Serr UGMA IL


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ STEVEN W. SERR
                                     STEVEN W. SERR

[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     HALCIE B. BROWN
                                     (Print Name of Person or Entity or Trust)

                                     /S/ HALCIE B. BROWN
                                     Signature

                                     _______________________________________
                                     (Print Name and Title of signatory IF
                                     signing on behalf of an Entity or Trust)



[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ DOUGLAS W. RYHERD
                                     DOUGLAS W. RYHERD


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ SUSAN J. RYHERD
                                     SUSAN J. RYHERD


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ DOUGLAS W. RYHERD CUSTODIAN FOR
                                         BRYAN D. RYHERD UGMA, IL
                                     DOUGLAS W. RYHERD, Custodian for
                                     Bryan D. Ryherd UGMA, IL


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ DOUGLAS W. RYHERD CUSTODIAN FOR
                                         EVAN RYHERD UGMA, IL
                                     DOUGLAS W. RYHERD, Custodian for Evan
                                     Ryherd UGMA IL


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     SUSAN J. RYHERD
                                     ELLA E. CAMPBELL JT TEN
                                     (Print Name of Person or Entity or Trust)

                                     /S/ SUSAN J. RYHERD
                                     /S/ ELLA E. CAMPBELL JT. TEN.
                                     (Signature)

                                     _______________________________________
                                     (Print Name and Title of signatory IF
                                      signing on behalf of an Entity or Trust)


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     /S/ DOUGLAS W. RYHERD CUSTODIAN FOR
                                         JORDAN RAY RYHERD UGMA, IL
                                     DOUGLAS W. RYHERD, Custodian for Jordan
                                     Ray Ryherd UGMA, IL



[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                              "SELLER"

                              ILLINOIS NATIONAL BANK, Successor Trustee of the Jarad John Ryherd Irrevocable Trust Under Agreement dated December 30, 1987

                              By: /S/ PATRICK PHALEN

                              Its: SVP & TRUST OFFICER


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                              "SELLER"

                              ILLINOIS NATIONAL BANK, Successor Trustee of the Derek Scott Ryherd Irrevocable Trust Under Agreement dated December 30, 1987

                              By: /S/ PATRICK PHALEN

                              Its: SVP & TRUST OFFICER


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                              "SELLER"

                              ILLINOIS NATIONAL BANK, Successor Trustee of the Shari Lynnette Serr Irrevocable Trust Under Agreement dated December 30, 1987

                              By:/S/ PATRICK PHALEN

                              Its: SVP & TRUST OFFICER


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                    "SELLER"

                                     DOUGLAS W. RYHERD - IRA


                                     By: /S/ DOUGLAS W. RYHERD IRA

                                     Its:_________________________________


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                     "THE SELLERS' AGENT"


                                      /S/ LARRY RYHERD
                                      LARRY RYHERD


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                            "BENEFICIARY"


                                             /S/ LARRY RYHERD, GRANDFATHER
                                             CASEY JAYE SERR


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                            "BENEFICIARY"


                                             /S/ DOUGLAS RYHERD, FATHER
                                             BRYAN D. RYHERD



[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                            "BENEFICIARY"


                                            /S/ DOUGLAS RYHERD, FATHER
                                            EVAN RYHERD


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]

         IN WITNESS WHEREOF, the undersigned party has executed this counterpart signature page to this Common Stock Purchase Agreement among First Southern Bancorp, Inc., Larry E. Ryherd and certain others effective as of the date first written on page 1 hereof.

                                            "BENEFICIARY"


                                             /S/ DOUGLAS RYHERD, FATHER
                                             JORDAN RAY RYHERD


[Signature Page to Common Stock Purchase Agreement among First Southern Bancorp,
                   Inc., Larry E. Ryherd and certain others]






                                                SCHEDULE I

Name and Address                  Name of               Name of         Certificate    Number of
OF SELLER (RECORD OWNER)         BENEFICIAL OWNE<F1>   NOMINEE<F2>         NUMBER     UTG SHARES


Larry E. Ryherd                   _____SAME____        ___NONE___        51693        111,091
12 Red Bud Run
Springfield, IL 62707

Larry E. Ryherd                   _____SAME____        ___NONE___        51694         50,000
12 Red Bud Run
Springfield, IL 62707

Larry E. Ryherd                   _____SAME____        ___NONE___        51695         10,000
12 Red Bud Run
Springfield, IL 62707

Larry E. Ryherd                   _____SAME____        ___NONE___        51696         10,000
12 Red Bud Run
Springfield, IL 62707

Dorothy L. Ryherd                 _____SAME____        ___NONE___        43345        150,050
12 Red Bud Run
Springfield, IL 62707

Douglas W. Ryherd and
 Susan J. Ryherd, Jt. Ten.        _____SAME____        ___NONE___        43347         22,780
3101 Markwood
Springfield, IL 62707

Larry Ryherd Irrevocable Child Trust Agreement
INB:(fbo Shari Lynnette Serr) SHARI LYNNETTE SERR      __________         _____        50,000
322 E. Capitol
Springfield, Il 62707

Larry Ryherd Irrevocable Child Trust Agreement
INB:(fbo Derek Scott Ryherd)  DEREK SCOTT RYHERD       __________         _____         50,000
322 E. Capitol
Springfield, IL 62701

Larry Ryherd Irrevocable Child Trust Agreement
INB:(fbo Jarad John Ryherd)   JARAD JOHN RYHERD        __________         _____         50,000
322 E. Capitol
Springfield, IL 62701

___________________________


[FN]
<F1>  Insert the name(s) of the beneficial owner(s) if it differs from the name of the record owner; if not, insert same.
<F2>  Insert the name of the nominee of the record and beneficial owner(s) if the Shares are held in street name; if the Shares are not held in street name, insert none.




Name and Address                      Name of                  Name of         Certificate    Number of
OF SELLER (RECORD OWNER)         BENEFICIAL OWNER<F3>          NOMINEE<F4>        NUMBER     UTG SHARES


Larry Ryherd Irrevocable Child Trust Agreement
INB:(fbo Shari Lynnette Serr) SHARI LYNNETTE SERR              __________           _____       15,750
322 E. Capitol
Springfield, IL 62701

Larry Ryherd Irrevocable Child Trust Agreement
INB:(fbo Derek Scott Ryherd)  DEREK SCOTT RYHERD               __________           _____       15,750
322 E. Capitol
Springfield, IL 62701

Larry Ryherd Irrevocable Child Trust Agreement
INB:(fbo Jarad John Ryherd)   JARAD JOHN RYHERD                __________           _____       15,750
322 E. Capitol
Springfield, IL 62701

Total UTG Shares                                                                              551,171

Aggregate Purchase Price for such Shares                                                   $4,409,368


[FN]
<F3>  Insert the name(s) of the beneficial owner(s) if it differs from the name of the record owner; if not, insert same.
<F4>  Insert the name of the nominee of the record and beneficial owner(s) if the Shares are held in street name; if the Shares are not held in street name, insert none.



                                                SCHEDULE II

Name and Address                      Name of                  Name of         Certificate       Number of
OF SELLER (RECORD OWNER)         BENEFICIAL OWNER<F5>          NOMINEE<F6>         NUMBER         UTG SHARES

Shari Lynnette Serr              _____SAME____                ___NONE___          43525             2,700
2100 Central Pt. Rd.
Cantrall, IL 62625

Jarad John Ryherd                _____SAME____                ___NONE___          43350             1,900
8 Ringway Ct
St. Charles, MO 63303

Derek Scott Ryherd               _____SAME____                ___NONE___          50760                38
6836 Ninebark
Springfield, IL 62707

Casey Jaye Serr - Dorothy L. Ryherd
 Custodian UGMA IL               CASEY JAYE SERR              ___NONE___          44617             2,000
12 Red Bud Run
Springfield, IL 62707

Casey Jaye Serr - Larry E. Ryherd
 Custodian UGMA IL               CASEY JAYE SERR              ___NONE___          44832               160
12 Red Bud Run
Springfield, IL 62707

Steven W. Serr                   _____SAME____                ___NONE___          43526                78
2100 Central Pt. Rd.
Springfield, IL 62707

Halcie B. Brown                  _____SAME____                ___NONE___          40412                60
17200 E. 44th St. Ct.
Independence, MO 64055

Douglas W. Ryherd                _____SAME____                ___NONE___          51689                40
3101 Markwood
Springfield, IL 62707

Douglas W. Ryherd                _____SAME____                ___NONE___          51690               839
3101 Markwood
Springfield, Il 62707


[FN]

<F5>  Insert the name(s) of the beneficial owner(s) if it differs from the name of the record owner; if not, insert same.
<F6>  Insert the name of the nominee of the record and beneficial owner(s) if the Shares are held in street name; if the Shares are not held in street name, insert none.




Name and Address                      Name of                  Name of         Certificate     Number of
OF SELLER (RECORD OWNER)         BENEFICIAL OWNER<F7>         NOMINEE<F8>         NUMBER       UTG SHARES

Bryan D. Ryherd - Douglas W. Ryherd
    Custodian UGMA IL             BRYAN D. RYHERD             ___NONE___          43343             137
3101 Markwood
Springfield, IL 62707

Evan Ryherd - Douglas W. Ryherd
 Custodian UGMA IL                EVAN RYHERD                 ___NONE___          43348             116
3101 Markwood
Springfield, IL 62707

Ella E. Campbell and
 Susan J. Ryherd, Jt. Ten.        ____SAME_____               ___NONE___          43352             132
3101 Markwood
Springfield, IL 62707

Jordan Ray Ryherd - Douglas W. Ryherd
 Custodian UGMA IL                JORDAN RAY RYHERD           ___NONE___          44731               6
3101 Markwood
Springfield, IL 62707

Derek Ryherd                      ____SAME_____               ___NONE___         STREET NAME         63
6836 Nine Bark
Springfield, IL 62707

Douglas W. Ryherd - IRA           _____________               __________          _____           3,775
3101 Markwood
Springfield, IL 62707

Total UTG Shares                                                                                 12,044

Aggregate Purchase Price for such Shares                                                        $96,352


[FN]

<F7>  Insert the name(s) of the beneficial owner(s) if it differs from the name of the record owner; if not, insert same.
<F8>  Insert the name of the nominee of the record and beneficial owner(s) if the Shares are held in street name; if the Shares are not held in street name, insert none.

                                  SCHEDULE III

NAME AND ADDRESS OF BENEFICIARIES

Casey Jaye Serr
2100 Central Pt. Rd.
Cantrall, IL 62625

Bryan D. Ryherd
3101 Markwood
Springfield, IL 62707

Evan Ryherd
3101 Markwood
Springfield, IL 62707

Jordan Jay Ryherd
3101 Markwood
Springfield, IL 62707

                                    EXHIBIT A

                                  Form of Note

                         NON-NEGOTIABLE PROMISSORY NOTE

$-------------                                          ----------,------------
                                                         ____________ ___, 2001

         FOR VALUE RECEIVED, the undersigned, FIRST SOUTHERN BANCORP, INC., a Kentucky corporation ("MAKER"), having an address of ____________________________________________, hereby promises and agrees to pay to LARRY RYHERD, as the Sellers' Agent for the benefit of the Sellers (each as defined in the Purchase Agreement referenced below) listed on SCHEDULE I to the Purchase Agreement ("PAYEE"), having an address of _____________________________, the aggregate principal sum of ____________
DOLLARS ($________________.00), together with interest thereon as hereinafter provided, in lawful money of the United States of America, in the manner set forth herein, on or before the date _____________, 2006 (the "MATURITY DATE"). This Note is being issued pursuant to that certain Common Stock Purchase Agreement, dated as of _____________, 2001, among the Maker, Payee and certain others named therein and shall be governed by the terms thereof (the "PURCHASE AGREEMENT").

         The principal of this Note prior to any default hereunder shall accrue interest on the unpaid principal balance hereof at the rate of 7% per annum. All interest on this Note shall be computed daily on the basis of the actual number of days elapsed over a year assumed to consist of three hundred sixty-five (365) days. All accrued and unpaid interest on this Note shall be paid quarterly on the last day of each March, June, September and December of each year and on the Maturity Date and any other date on which the unpaid principal balance of this
Note is paid in full until the principal balance of this Note is paid. Such payment of interest shall commence on the first day referenced in the foregoing sentence to occur after the date of this Note.

         Principal of this Note shall be paid as follows: 20% of the face principal amount of this Note shall be paid on the date that is one (1) year from the date of this Note; 20% of the face principal amount of this Note shall be paid on the date that is two (2) years from the date of this Note; 20% of the face principal amount of this Note shall be paid on the date that is three (3) years from the date of this Note; 20% of the face principal amount of this Note shall be paid on the date that is four (4) years from the date of this Note; and the remaining 20% of the face principal amount of this Note shall be paid on the Maturity Date.

         Notwithstanding the foregoing, principal of this Note may be prepaid in whole or in part without penalty or premium at any time prior to maturity; provided, however, that Maker shall not be entitled to reborrow any amounts so prepaid. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Payee may from time to time determine in its sole discretion.

         All payments of principal and interest and any other sums due under this Note shall be made by check or money order to Payee at the address first set forth above for the Payee in this Note or at such other address as may be designated in writing by the Payee; PROVIDED, HOWEVER, that if the Payee gives Maker written instructions at least ten (10) days prior to the date when any payment is due under this Note that such payment be made by wire transfer to one account and such instructions contain appropriate account information, Maker shall make such payment to such account in immediately available funds on the date such payment is due as well as all subsequent payments under this Note when and as due until notified otherwise in writing by the Payee. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied among principal, interest, late charges, collection costs and other charges at Payee's discretion.

         The occurrence of any one or more of the following shall constitute a default under this Note: [i] if principal or interest under this Note is not paid as and when due; [ii] a proceeding being filed or commenced against Maker for dissolution or liquidation that is not dismissed within thirty (30) days after filing, or Maker voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; or [iii] insolvency of, business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by, Maker, or against (if not dismissed within thirty (30) days) Maker. Maker shall notify the Payee in writing of the occurrence of any of the foregoing items [ii] or [iii].

         Whenever there is a default under this Note (other than a default due to the failure to pay the principal or interest under this Note when and as due) the entire principal balance of and all accrued interest on this Note shall, at the option of Payee, become forthwith due and payable upon demand by Payee if within ten (10) days after written notice of such default from Payee is received by Maker, Maker fails to cure such default within such ten-day period. Whenever there is a default under this Note due to the failure of Maker to pay the principal or interest under this Note when and as due, the entire principal balance of and all accrued interest on this Note shall, at the option of the Payee, become forthwith due and payable upon demand by Payee if within three (3) days after written notice of such default from Payee is received by Maker, Maker fails to cure such default within such three-day period; PROVIDED, HOWEVER, that if the default is with respect to any payment to be made by wire transfer in accordance herewith, the entire principal balance of and all accrued interest on this Note shall, at the option of the Payee, become forthwith due and payable upon demand by Payee if within two (2) days after written or oral notice of such default from Payee is received by Maker, Maker fails to cure such default within such two-day period. If the date of any payment of interest or principal under this Note as well as the last day of any grace period provided under this Note shall fall on a date which is a Saturday, a Sunday or a holiday on which national or state banks located in Kentucky are generally not open for business, then such payment shall be deemed due on, and the last day of such grace period shall be deemed to be, the next day (other than a Saturday or Sunday) on which national or state banks located in Kentucky are generally open for business. Upon any uncured default, including failure to pay upon final maturity, Payee, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the applicable interest rate on this Note by three
(3) percentage points, and (b) add, on the date of such increase, any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Notwithstanding anything herein to the contrary, the interest rate on this Note will not exceed the maximum rate permitted by applicable law.

         Failure of the holder of this Note to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of the holder for default under this Note shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in the payment of all interest and principal on this Note and the performance of Maker's other obligations under this Note.

         If there is any default under this Note, and this Note is placed in the hands of an attorney for collection or is collected through any court, including any bankruptcy court, Maker promises to pay to the holder hereof its reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note, provided the same is legally allowed by the laws of the State of Illinois.

         If any provision, or portion thereof, of this Note, or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Note, or the application of such provision, or portion thereof, to any other person or circumstances shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         Maker and any other party who may become primarily or secondarily liable for any of the obligations of Maker hereunder hereby, except where otherwise provided herein, jointly and severally waive presentment, demand, notice of dishonor, protest, notice of protest, and diligence in collection, and further waive all exemptions to which they may now or hereafter be entitled under the laws of this or any other state or of the United States, and further agree that the holder of this Note shall have the right without notice, to deal in any way, at any time, with Maker, or any guarantor of this Note or with any other party who may become primarily or secondarily liable for, or pledge any collateral as security for, any of the obligations of Maker under this Note and to grant any extension of time for payment of this Note or any other indulgence or forbearance whatsoever, and may release any security for the payment of this Note and/or modify the terms of any document securing or pertaining to this Note, without in any way affecting the liability of Maker, or such other party who may pledge any collateral as security for, or become primarily or secondarily liable for, the obligations of Maker hereunder and without waiving any rights the holder may have hereunder or by virtue of the laws of the State of Illinois or any other state of the Unites States.

                                  {END OF TEXT}

                                     "Maker"

                                 FIRST SOUTHERN BANCORP, INC.


                                 By:________________________________
                                              (signature)

                                 Name:______________________________
                                             (type or print)

                                 Title:_____________________________